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                                                                    EXHIBIT 10.8
                                                  EXELON GENERATION COMPANY, LLC
                                                          CONFIRMATION AGREEMENT

             EXELON GENERATION COMPANY, LLC, CONFIRMATION AGREEMENT

TO:      Ian Carter

COMPANY: Commonwealth Energy Corporation (d/b/a electricAMERICA)

This confirmation letter ("Letter") shall confirm the agreement reached on May 18, 2001, between Commonwealth Energy Corporation and Exelon Generation Company, LLC, for the sale and purchase under the terms and conditions as follows:

Buyer:   Commonwealth Energy Corporation (d/b/a electricAMERICA) ("Buyer")

Seller:  Exelon Generation Company, LLC ("Seller")

Product: Around the clock energy

Term:    36 months

Start Date:  Hour Ending 0100 June 1, 2001

End Date:  Hour Ending 2400 May 31, 2004

Delivery Point:  Western Hub of PJM Interconnection

Transmission:  Buyer responsible for transmission costs beyond Delivery Point

Amount:  50 MW per hour for the Term

Total Amount:  1,315,200 MWh

Price:  $35.85/MWh for the Term

Buyer's Credit Support: Buyer will provide to Seller a Letter of Credit ("LOC"), issued by a financial institution acceptable to Seller, in the amount of $2.6 million. The LOC will be effective for the Term, with an expiration date of June 1, 2004.

Wire Transfer Information:  Payment will be made to the following:

                  Mellon Bank

                  Philadelphia, PA

                  ABA# 031-000-037

                  Credit: Exelon Generation Company, LLC
                  Account:  2216604

Scheduling: Seller will schedule this transaction in day-ahead eSchedules, or its successor Buyer will confirm day-ahead eSchedules contract.

Tariff: This sale shall take place, be billed, paid for, and treated confidentially pursuant to the terms of Exelon Generation Company's FERC Electric Tariff Volume No. 1.


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         IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed this Agreement by the undersigned duly authorized representatives as of the date of this Agreement.

Exelon Generation Company, LLC                  Commonwealth Energy Corporation
                                                (d/b/a electricAMERICA)

By:/s/ Ian McLean                               By: /s/ Ian B. Carter
   -----------------------------                   -----------------------------

Name:  Ian McLean                               Name:  Ian B. Carter

Title:  Senior Vice President                   Title:  Chairman & CEO

Date:  5/13/01                                  Date:  6/01/01






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